                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2002

                               Atrion Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                      0-10763                 63-0821819
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                File Number)         Identification No.)

     One Allentown Parkway, Allen, Texas                          75002
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, including area code: (972) 390-9800

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 5, 2002, the Board of Directors of Atrion Corporation (the "Company"), on the recommendation of its Audit Committee, appointed Grant Thornton LLP to serve as the Company's independent public accountants for the year ending December 31, 2002, replacing Arthur Andersen LLP ("Andersen"). The Company will be seeking stockholder ratification of the appointment of Grant Thornton LLP at the annual meeting of its stockholders to be held in May 2002.

Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the date of the replacement of Andersen, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated April 5, 2002, stating its agreement with such statements.

During the two-year period ended December 31, 2001 and through the date of the replacement of Andersen, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         Exhibit No.            Description
         -----------            -----------
         16.1                   Letter from Arthur Andersen LLP to Securities and Exchange
                                Commission dated April 5, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATRION CORPORATION



                                       By: /s/ Emile A. Battat
                                          -------------------------------------
                                       Its: Chairman, President and
                                            Chief Executive Officer

Date:  April 5, 2002

                                INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------
16.1                     Letter from Arthur Andersen LLP to Securities and Exchange
                         Commission dated April 5, 2002.


                                       3